                                                               Exhibit (a)(i)(b)

               FORM OF AMENDED SCHEDULE A DATED SEPTEMBER 1, 2005

                                       TO

 AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF WT MUTUAL FUND DATED
                                 MARCH 25, 2002

                       SCHEDULE OF PORTFOLIOS AND CLASSES

                   PORTFOLIO                                 CLASS OF SHARES
------------------------------------------------        ------------------------
1. CRM Large Cap Value Fund                             Institutional
                                                        Investor
                                                        Retail
2. CRM Mid Cap Value Fund                               Institutional
                                                        Investor
                                                        Retail
3. CRM Small Cap Value Fund                             Institutional
                                                        Investor
                                                        Retail
4. CRM Small/Mid Cap Value Fund                         Institutional
                                                        Investor
5. Roxbury Mid Cap Fund                                 Institutional
                                                        Investor
6. Roxbury Small Cap Growth Fund                        Institutional
                                                        Investor
7. Roxbury Micro Cap Fund                               Institutional
                                                        Investor
8. Wilmington Broad Market Bond Portfolio               Institutional
                                                        Investor
9. Wilmington Large Cap Core Portfolio                  Institutional
                                                        Investor
10. Wilmington Large Cap Growth Portfolio               Institutional
                                                        Investor
11. Balentine Large Cap Equity Fund                     Institutional
                                                        Investor
                                                        Service
12. Balentine Mid Cap Equity Fund                       Institutional
                                                        Investor
                                                        Service
13. Balentine Small Cap Equity Fund                     Institutional
                                                        Investor
                                                        Service
14. Balentine International Equity Fund                 Institutional
                                                        Investor
15. Balentine Real Estate Securities Fund               Institutional
                                                        Investor
16. Wilmington Large Cap Value Portfolio                Institutional

                   PORTFOLIO                                 CLASS OF SHARES
------------------------------------------------        ------------------------
17. Wilmington Municipal Bond Portfolio                 Institutional
                                                        Investor
18. Wilmington Premier Money Market Portfolio           Institutional
                                                        Service
19. Wilmington Prime Money Market Portfolio             Investor
                                                        Service
20. Wilmington Short-Term Income Portfolio              Institutional
                                                        Investor
21. Wilmington Short/Intermediate Bond Portfolio        Institutional
                                                        Investor
22. Wilmington Small Cap Core Portfolio                 Institutional
                                                        Investor
23. Wilmington Tax-Exempt Portfolio                     Investor
                                                        Service
24. Wilmington U.S. Government Portfolio                Investor
                                                        Service

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